                                                                      Exhibit 23




                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement on

         (i)   Form S-8 No. 333-71619
         (ii)  Form S-8 No. 333-71621
         (iii) Form S-3 No. 333-75839

of our report dated March 17, 1999 with respect to the consolidated financial statements of U.S. Vision, Inc. included in the Annual Report (Form 10-K) for the year ended January 31, 1999.



                                                      /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 28, 1999